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                             PRELIMINARY TERM SHEET
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                                    GMAC RFC


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                           $350,000,000 (APPROXIMATE)
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                          RFMSII SERIES 2002-HS1 TRUST
                   HOME EQUITY LOAN PASS-THROUGH CERTIFICATES
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                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER
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          The following is a preliminary Term Sheet. All terms and statements are subject to change.






                               SalomonSmithBarney
                           A Member of citigroup(logo)

                                JANUARY 15, 2002

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The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus and by any other information subsequently filed with the Securities and Exchange Commission
(SEC). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Syndicate Desk at (212) 723-6171.

RFMSII SERIES 2002-HS1
HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 2002-HS1
$350,000,000 (APPROXIMATE)
________________________________________________________________________________


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THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
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                               COLLATERAL SUMMARY
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Statistics for the mortgage loans are listed below as of the Cut-Off Date of January 1, 2002.


                                                 SUMMARY STATISTICS     RANGE (IF APPLICABLE)

  NUMBER OF MORTGAGE LOANS:                      9,002

  AGGREGATE CURRENT PRINCIPAL BALANCE:           $351,302,213.03        $1,956.77 to $299,450.91
  AVERAGE CURRENT PRINCIPAL BALANCE:             $39,024.91

  AGGREGATE ORIGINAL PRINCIPAL BALANCE:          $353,950,620.76        $7,500.00 to $300,000.00
  AVERAGE ORIGINAL PRINCIPAL BALANCE:            $39,319.11

  WTD. AVG. GROSS HOME EQUITY LOAN RATE:         9.62%                  6.00% to 15.99%

  WTD. AVG. ORIGINAL TERM (MONTHS):              179.27                 60.00 to 360.00
  WTD. AVG. REMAINING TERM (MONTHS):             176.86                 55.00 to 357.00

  WTD. AVG. ORIGINAL CLTV:                       89.98%                 7.00% to 100.00%

  WTD. AVG. BORROWER CREDIT SCORE:               716.22                 620.00 to 821.00

  WTD. AVG. BORROWER DTI:                        37.81%                 3.00 to 50.00

  BALLOON LOANS (% OF TOTAL):                    45.81%

  WTD. AVG. JUNIOR MORTGAGE RATIO:               23.62%

  LIEN POSITION (1ST / 2ND):                     0.29% / 99.71%

  GEOGRAPHIC DISTRIBUTION: (1)                   California  26.57%
                                                 Virginia    7.36%
                                                 Maryland    6.23%
                                                 Georgia     5.67%

(1)  Other states account individually for less than 5% of the pool balance.




This page must be  accompanied  by a  disclaimer.  If you did not receive such a
disclaimer,   please  contact  your  Salomon  Smith  Barney  Financial   Advisor
immediately.

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THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
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                                  CREDIT SCORE
---------------------------------------------------------------------------------------------------

  RANGE OF CREDIT SCORES            MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  620-639                              136                3,525,143.14                1.00
  640-659                              634               22,986,817.34                6.54
  660-679                              909               37,432,351.71               10.66
  680-699                            1,589               71,243,132.80               20.28
  700-719                            1,405               58,980,979.38               16.79
  720-739                            1,333               51,061,437.89               14.53
  740-759                            1,186               43,203,183.27               12.30
  760-779                            1,090               39,058,464.04               11.12
  780-799                              614               20,517,651.71                5.84
  800-821                              106                3,293,051.75                0.94

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------


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                                 MORTGAGE RATES
---------------------------------------------------------------------------------------------------

  RANGE OF MORTGAGE RATES (%)       MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  6.000-6.000                            2                   67,595.80                0.02
  6.501-7.000                            4                  196,230.88                0.06
  7.001-7.500                           18                  874,959.29                0.25
  7.501-8.000                          294               11,400,908.67                3.25
  8.001-8.500                        1,095               35,967,996.98               10.24
  8.501-9.000                        2,092               74,132,469.43               21.10
  9.001-9.500                        1,758               67,981,288.95               19.35
  9.501-10.000                       1,506               65,157,959.96               18.55
  10.001-10.500                        699               31,756,410.66                9.04
  10.501-11.000                        640               28,707,380.74                8.17
  11.001-11.500                        290               11,695,423.66                3.33
  11.501-12.000                        320               12,313,032.71                3.50
  12.001-12.500                        125                4,952,417.68                1.41
  12.501-13.000                        111                3,948,316.48                1.12
  13.001-13.500                         28                1,330,209.81                0.38
  13.501-14.000                         16                  634,058.02                0.18
  14.001-14.500                          2                  125,336.65                0.04
  14.501-15.000                          1                   35,324.41                0.01
  15.501-15.990                          1                   24,892.25                0.01

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------






----------------------------------------------------------------------------------------------------
THE                                INFORMATION    CONTAINED   HEREIN   WILL   BE
                                   SUPERSEDED   BY   THE   DESCRIPTION   OF  THE
                                   COLLATERAL   CONTAINED   IN  THE   PROSPECTUS
                                   SUPPLEMENT.
----------------------------------------------------------------------------------------------------


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                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------

  RANGE OF PRINCIPAL BALANCES       MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
  ($)                                 LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  7,500.00-24,999.01                 2,636               49,469,122.81               14.08
  25,000.01-49,999.01                4,379              161,426,102.36               45.95
  50,000.01-74,999.01                1,448               89,300,341.89               25.42
  75,000.01-99,999.01                  485               43,263,185.60               12.32
  100,000.01-124,999.01                 21                2,355,603.27                0.67
  125,000.01-149,999.01                 18                2,571,778.56                0.73
  150,000.01-174,999.01                  7                1,156,537.52                0.33
  175,000.01-199,999.01                  2                  364,483.56                0.10
  200,000.01-224,999.01                  3                  635,802.46                0.18
  225,000.01-249,999.01                  2                  459,804.09                0.13
  275,000.01-300,000.00                  1                  299,450.91                0.09

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------


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                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES
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  RANGE OF PRINCIPAL BALANCES       MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
  ($)                                 LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  1,956.77-25,000.00                 2,672               50,210,787.59               14.29
  25,000.01-50,000.00                4,361              161,495,044.35               45.97
  50,000.01-75,000.00                1,434               88,782,267.66               25.27
  75,000.01-100,000.00                 481               42,970,653.06               12.23
  100,000.01-125,000.00                 21                2,355,603.27                0.67
  125,000.01-150,000.00                 18                2,571,778.56                0.73
  150,000.01-175,000.00                  7                1,156,537.52                0.33
  175,000.01-200,000.00                  2                  364,483.56                0.10
  200,000.01-225,000.00                  3                  635,802.46                0.18
  225,000.01-250,000.00                  2                  459,804.09                0.13
  275,000.01-299,450.91                  1                  299,450.91                0.09

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------






----------------------------------------------------------------------------------------------------
THE                                INFORMATION    CONTAINED   HEREIN   WILL   BE
                                   SUPERSEDED   BY   THE   DESCRIPTION   OF  THE
                                   COLLATERAL   CONTAINED   IN  THE   PROSPECTUS
                                   SUPPLEMENT.
----------------------------------------------------------------------------------------------------


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                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
---------------------------------------------------------------------------------------------------

RANGE OF ORIGINAL CLTVS (%)         MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  7.00-10.00                             2                   48,418.06                0.01
  10.01-20.00                            7                  281,485.27                0.08
  20.01-30.00                           15                  443,029.95                0.13
  30.01-40.00                           17                  653,852.63                0.19
  40.01-50.00                           48                1,878,157.34                0.53
  50.01-60.00                           83                3,262,695.99                0.93
  60.01-70.00                          203                8,167,315.95                2.32
  70.01-75.00                          235                9,374,143.82                2.67
  75.01-80.00                          605               29,555,259.90                8.41
  80.01-85.00                          500               17,016,008.12                4.84
  85.01-90.00                        2,884               99,486,452.41               28.32
  90.01-95.00                        3,018              118,112,464.74               33.62
  95.01-100.00                       1,385               63,022,928.85               17.94

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------


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                             JUNIOR MORTGAGE RATIOS
---------------------------------------------------------------------------------------------------

RANGE OF JUNIOR MORTGAGE RATIOS     MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  2.44-5.00                             83                1,112,840.10                0.32
  5.01-10.00                           638               13,587,492.15                3.87
  10.01-15.00                        2,276               65,893,314.01               18.76
  15.01-20.00                        3,089              120,563,038.27               34.32
  20.01-25.00                          704               31,515,713.82                8.97
  25.01-30.00                          587               27,439,752.85                7.81
  30.01-40.00                          862               44,844,313.06               12.77
  40.01-50.00                          418               24,602,740.41                7.00
  50.01-60.00                          189               12,638,259.30                3.60
  60.01-70.00                           83                5,218,809.21                1.49
  70.01-80.00                           34                1,970,468.30                0.56
  80.01-90.00                           13                  749,134.52                0.21
  90.01-94.77                            2                   75,788.32                0.02

  TOTAL:                             8,978              350,211,664.32               99.69

-------------------------------- ---------------- --------------------------- ---------------------






----------------------------------------------------------------------------------------------------
THE                                INFORMATION    CONTAINED   HEREIN   WILL   BE
                                   SUPERSEDED   BY   THE   DESCRIPTION   OF  THE
                                   COLLATERAL   CONTAINED   IN  THE   PROSPECTUS
                                   SUPPLEMENT.
----------------------------------------------------------------------------------------------------


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                       ORIGINAL TERM TO SCHEDULED MATURITY
---------------------------------------------------------------------------------------------------

  RANGE OF ORIGINAL TERM            MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
  (MONTHS)                            LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  60                                    56                1,488,595.72                0.42
  84                                     1                   17,208.32                0.01
  96                                     1                   31,532.19                0.01
  120                                  299                9,999,111.90                2.85
  180                                8,518              333,787,614.80               95.01
  240                                   70                3,179,120.02                0.90
  300                                   56                2,783,114.45                0.79
  360                                    1                   15,915.63                0.01

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------


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                      REMAINING TERM TO SCHEDULED MATURITY
---------------------------------------------------------------------------------------------------

  RANGE OF REMAINING TERM           MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
  (MONTHS)                            LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  55-60                                 56                1,488,595.72                0.42
  73-84                                  1                   17,208.32                0.01
  85-96                                  1                   31,532.19                0.01
  109-120                              299                9,999,111.90                2.85
  145-156                                2                   47,843.85                0.01
  157-168                                8                  283,082.69                0.08
  169-180                            8,508              333,456,688.26               94.92
  217-228                                1                   50,014.72                0.01
  229-240                               69                3,129,105.30                0.89
  289-300                               56                2,783,114.45                0.79
  349-357                                1                   15,915.63                0.01

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------










----------------------------------------------------------------------------------------------------
THE                                INFORMATION    CONTAINED   HEREIN   WILL   BE
                                   SUPERSEDED   BY   THE   DESCRIPTION   OF  THE
                                   COLLATERAL   CONTAINED   IN  THE   PROSPECTUS
                                   SUPPLEMENT.
----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION
---------------------------------------------------------------------------------------------------

  STATE                             MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  CALIFORNIA                         2,239               93,356,715.53               26.57
  VIRGINIA                             646               25,855,482.01                7.36
  MARYLAND                             569               21,881,302.39                6.23
  GEORGIA                              596               19,931,477.10                5.67
  FLORIDA                              371               14,484,073.33                4.12
  WASHINGTON                           367               13,280,337.52                3.78
  COLORADO                             260               10,239,042.06                2.91
  ARIZONA                              275                9,627,133.02                2.74
  NEW JERSEY                           260                9,427,186.80                2.68
  MASSACHUSETTS                        228                9,309,337.80                2.65
  OREGON                               264                7,992,720.68                2.28
  NEW YORK                             159                7,076,586.60                2.01
  OTHER(1)                           2,768              108,840,818.19               31.00

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------



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                                  PROPERTY TYPE
---------------------------------------------------------------------------------------------------

  TYPE                              MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  SINGLE FAMILY RESIDENCE            6,474              259,290,276.55               73.81
  PUD DETACHED                       1,481               56,487,328.83               16.08
  CONDO                                641               21,441,309.21                6.10
  PUD ATTACHED                         283                9,579,020.12                2.73
  MULTIFAMILY (2-4 UNITS)               66                2,589,542.97                0.74
  TOWNHOUSE                             45                1,666,714.32                0.47
  MANUF. HOME                           11                  204,707.42                0.06
  TOWNHOUSE/ROW HOUSE DET.               1                   43,313.61                0.01

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------



(1) Other includes states and the District of Columbia with fewer than 2% concentrations individually.

----------------------------------------------------------------------------------------------------
THE                                INFORMATION    CONTAINED   HEREIN   WILL   BE
                                   SUPERSEDED   BY   THE   DESCRIPTION   OF  THE
                                   COLLATERAL   CONTAINED   IN  THE   PROSPECTUS
                                   SUPPLEMENT.
----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                 OCCUPANCY TYPE
---------------------------------------------------------------------------------------------------

  PURPOSE                           MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  PRIMARY RESIDENCE                  8,967              350,231,823.12               99.70
  SECOND HOME                           35                1,070,389.91                0.30

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------



---------------------------------------------------------------------------------------------------
                                  LIEN POSITION
---------------------------------------------------------------------------------------------------

  POSITION                          MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  FIRST LIEN                            22                1,003,785.95                0.29
  SECOND LIEN                        8,980              350,298,427.08               99.71

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------



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                              DEBT-TO-INCOME RATIO
---------------------------------------------------------------------------------------------------

 RANGE OF DEBT-TO-INCOME RATIOS     MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  3.00-5.00                              2                   52,605.10                0.01
  5.01-10.00                            10                  355,347.26                0.10
  10.01-15.00                           46                1,712,709.99                0.49
  15.01-20.00                          200                6,458,520.30                1.84
  20.01-25.00                          516               17,628,862.56                5.02
  25.01-30.00                        1,076               37,855,922.52               10.78
  30.01-35.00                        1,610               57,845,806.90               16.47
  35.01-40.00                        2,094               82,062,731.32               23.36
  40.01-45.00                        2,384              100,032,699.30               28.47
  45.01-50.00                        1,064               47,297,007.78               13.46

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------







----------------------------------------------------------------------------------------------------
THE                                INFORMATION    CONTAINED   HEREIN   WILL   BE
                                   SUPERSEDED   BY   THE   DESCRIPTION   OF  THE
                                   COLLATERAL   CONTAINED   IN  THE   PROSPECTUS
                                   SUPPLEMENT.
----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                             PREPAYMENT PENALTY TERM
---------------------------------------------------------------------------------------------------

  PREPAYMENT PENALTY TERM           MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
  (MONTH)                             LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  NONE                               7,507              280,827,411.72               79.94
  6                                     23                1,478,471.13                0.42
  12                                    82                4,285,763.90                1.22
  24                                    31                1,444,916.13                0.41
  36                                 1,340               62,413,574.21               17.77
  42                                     5                  227,661.65                0.06
  48                                     1                   34,827.53                0.01
  60                                    13                  589,586.76                0.17

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------





---------------------------------------------------------------------------------------------------
                                  LOAN PURPOSE
---------------------------------------------------------------------------------------------------

  TYPE                              MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  DEBT CONSOLIDATION                 3,073              135,522,327.96               38.58
  PURCHASE MONEY                     3,618              133,088,601.76               37.88
  CASH                               1,042               38,905,603.21               11.07
  LOWER RATE/REDUCED                   826               27,934,335.85                7.95
  HOME IMP/DEBT CONS/ASSET
  ACQUISITION                          249                8,568,823.32                2.44
  OTHER                                144                5,224,572.19                1.49
  CONVENIENCE                           42                1,801,465.27                0.51
  HOME IMP.                              5                  176,410.39                0.05
  ASSET ACQUISITION                      2                   63,204.84                0.02
  EDUCATION                              1                   16,868.24                0.01

  TOTAL:                             9,002              351,302,213.03              100.00

-------------------------------- ---------------- --------------------------- ---------------------
